                                                                   Exhibit 10.22

                                 CHIPPAC, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 2000 Employee Stock Purchase Plan of ChipPAC, Inc.

     1.   Purpose.
          -------

     The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to use reasonable efforts to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. However, the Company does not undertake or represent that the Plan complies or will continue to comply with Section 423 of the Code. In addition, this Plan authorizes the grant of options and issuances of Common Stock which do not qualify under section 423 of the Code pursuant to sub-plans adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside the United States.

     2.   Definitions.
          -----------

          (1)  "Additional Shares" shall have the meaning set forth in Section
                -----------------
2(r).

          (2)  "Approval Date Fair Market" shall have the meaning set forth in
                -------------------------
Section 2(r).

          (3)  "Board" means the Board of Directors of the Company.
                -----

          (4)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (5)  "Committee" means the compensation committee of the Board, unless
                ---------
there is no such committee, in which case it means the Board.

          (6)  "Common Stock" means the Company's Class A common stock, par
                ------------
value $0.01 per share, and the Company's Class B common stock, par value $0.01 per share.

          (7)  "Company" means ChipPAC, Inc., a Delaware corporation, or any
                -------
successor thereto.

          (8)  "Compensation" means all cash compensation including regular
                ------------
straight time gross earnings, commissions, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and any other compensation approved by the Committee, but excluding proceeds from the sale of the company's stock and all cash allowances including, but not limited to, vehicle, housing and cost of living allowances.

          (9)  "Continuous Status as an Employee" means the absence of any
                --------------------------------
interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

          (10) "Contributions" means all amounts credited to the account of a
                -------------
participant pursuant to the Plan.

          (11) "Corporate Transaction" means a sale of all or substantially all
                ---------------------
of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

          (12) "Designated Subsidiaries" means the Subsidiaries which have been
                -----------------------
designated by the Board from time to time in its sole discretion as eligible to participate in the Plan; provided however that the Board shall only have the discretion to designate Subsidiaries if the issuance of options to such Subsidiary's Employees pursuant to the Plan would not cause the Company to incur adverse accounting charges.

          (13) "Employee" means any person, including an Officer, who is
                --------
customarily employed for at least thirty-five (35) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries, unless otherwise required by law.

          (14) "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (15) "Fair Market Value" shall have the meaning set forth in Section
                -----------------
7(b).

          (16) "IPO Date" shall have the meaning set forth in Section 4(a)
                --------

          (17) "New Purchase Date" shall have the meaning set forth in Section
                -----------------
19(b).

          (18) "Offering Date" means the first business day of each Purchase
                -------------
Period of the Plan.

          (19) "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (20) "Plan" means this Employee Stock Purchase Plan.
                ----

          (21) "Purchase Date" means the last day of each Purchase Period of the
                -------------
Plan.

          (22) "Purchase Period" means a period of six (6) months commencing on
                ---------------
February 1 and August 1 of each year except for the first Purchase Period which may commence on a different date or extend for a different length of time as set forth in Section 4(b).

          (23) "Purchase Price" means with respect to a Purchase Period an
                --------------
amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any increase in the number of Shares available for issuance under the Plan as a result of a stockholder-approved amendment to the Plan, and (ii) all or a portion of such additional Shares are to be issued with respect to a Purchase Period that is underway at the time of such increase ("Additional Shares"), and (iii) the Fair
                                        -----------------
Market Value of a Share of Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the
------------- ------------------
Offering Date for any such Purchase Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

          (24) "Reserves" shall have the meaning set forth in Section 19(a).
                --------

          (25) "Securities Act" means the Securities Act of 1933, as amended.
                --------------

          (26) "Share" means a share of Common Stock, as adjusted in accordance
                -----
with Section 19 of the Plan.

          (27) "Subsidiary" means a corporation in an unbroken chain of
                ----------
corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.   Eligibility.
          -----------

          (1) Any person who is an Employee as of the Offering Date of a given Purchase Period shall be eligible to participate in such Purchase Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

          (2) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

          (3) All Employees who participate in the Plan shall have the same rights and privileges under the Plan except for differences which may be mandated by local law and which are consistent with Code section 423(b)(5); provided, however, that Employees participating in a sub-plan adopted pursuant to Section 24 hereof which is not designed to qualify under Code section 423 need not have the same rights and privileges as Employees participating in the Code section 423 Plan. The Board may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

     4.   Purchase Periods.
          ----------------

          (1)  Purchase Periods. The Plan shall be implemented by a series of
               ----------------
Purchase Periods of six (6) months duration, with new Purchase Periods commencing on or about February 1 and August 1 of each year (or at such other time or times as may be determined by the Committee). The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. The
                              -------------
first Purchase Period shall commence on the beginning of the effective date of the Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock (the "IPO Date") and continue until January 31, 2001 or
                             --------
such later date as may be determined by the Committee prior to the initial public offering. The Plan shall continue until terminated in accordance with
Section 20 hereof. The Committee shall have the power to change the duration and/or the frequency of Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected.

     5.   Participation.
          -------------

          (1) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office (a) prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Committee for all eligible Employees with respect to a given Purchase Period, or
(b) within four weeks of the commencement of the applicable Purchase Period for any Employee hired during the four-week period prior to the commencement of the applicable Offering Date. The subscription agreement shall set forth the percentage of the participant's Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan. The eligible Employee may choose one of the following methods of payment for the

Shares to be acquired on his or her behalf during the Purchase Period:

               (i)  periodic payroll deduction; or

               (ii) lump sum cash payment; provided, however, that the Committee may, for any Purchase Period, prohibit lump sum cash payments.

          (2) If periodic payroll deductions are selected, payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the Purchase Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

          (c) If the lump sum cash payment alternative is selected, the lump sum payment must be paid by the participant within the first fifteen (15) days of the Purchase Date of the Purchase Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in
Section 10.

     6.   Method of Payment of Contributions.
          ----------------------------------

          (1) A participant shall elect to have payroll deductions made on each payday during the Purchase Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) (or such greater percentage as the Committee may establish from time to time before an Offering Date) of such participant's Compensation on each payday during the Purchase Period; provided, however, that, in the event the participant chooses the lump sum payment alternative, such payment may not exceed 15% of the Compensation paid to such participant. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (2) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during a Purchase Period may increase and on one occasion only during a Purchase Period may decrease the rate of his or her Contributions with respect to the Purchase Period by completing and filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate or lump sum payment, as applicable. The change shall be effective as of the beginning of the next payroll period following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding payroll period.

          (3) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions or lump sum payment, as applicable, may be decreased by the Company to 0% at any time during a Purchase Period. Payroll deductions or lump sum payments shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

     7.   Grant of Option.
          ---------------

          (1) On the Offering Date of each Purchase Period, each eligible Employee participating in such Purchase Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price; provided however that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13.

          (2) The fair market value of the Company's Common Stock on a given date (the "Fair Market Value") shall be determined by the Committee in its
           -----------------
discretion based on the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share shall be the closing sales price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. For purposes of the Offering Date under the first Purchase Period under the Plan, the Fair Market Value of a share of the Common Stock of the Company shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

     8.   Exercise of Option.
          ------------------

          (1)  Unless a participant withdraws from the Plan as provided in
Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of each successive Purchase Period, and the maximum number of Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

          (2) No fractional shares shall be issued except as authorized by the Committee. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full Share and which are not authorized by the Committee to be issued as a fractional Share, shall be retained in the participant's account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant's account after a Purchase Date shall be returned to the participant.

     9.   Delivery.
          --------

     As promptly as practicable after the Purchase Date of each Purchase Period, the Company shall arrange the delivery to each participant, as appropriate, the Shares purchased upon exercise of his or her option. Such delivery may be in the form of physical stock certificates or electronic book-entry transfers into a brokerage account in the Employee's name.

     10.  Voluntary Withdrawal; Termination of Employment.
          -----------------------------------------------

          (1) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Purchase Period.

          (2) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of a Purchase Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

          (3) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least thirty-five (35) hours per week during the Purchase Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

          (4) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

     11.  Interest.
          --------

     No interest shall accrue on the Contributions of a participant in the Plan unless otherwise required by law.

     12.  Stock.
          -----

          (1) Subject to adjustment as provided in Section 19, the maximum number of Shares which shall be made available for sale under the Plan shall be 3,000,000 Shares or such lesser number of Shares as is determined by the Board. If the Committee determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Purchase Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Committee may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue any Purchase Period then in effect, or (y) that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any Purchase Period then in effect pursuant to
Section 20 below. The Company may make pro rata allocation of the Shares available on the Offering Date of any applicable Purchase Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date.

          (2) The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

          (3) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or deposited into a brokerage account in the name of the participant.

     13.  Administration.
          --------------

     The Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

     14.  Death of Participant.
          --------------------

     In the event of the death of a participant prior to the Purchase Date of a Purchase Period or subsequent to the end of a Purchase Period but prior to the delivery to him or her of any Shares and cash from the participant's account, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant.

     15.  Transferability.
          ---------------

     Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section
15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

     16.  Use of Funds.
          ------------

     All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

     17.  Reports.
          -------

     Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

     18.  Adjustments upon Changes in Capitalization; Corporate Transactions.
          ------------------------------------------------------------------

          (1)  Adjustment. Subject to any required action by the stockholders of
               ----------
the Company, the number of Shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the maximum number of shares of
                    --------
Common Stock which may be purchased by a participant in a Purchase Period, the number of shares of Common Stock set forth in Section 13(a) above, and the price per Share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

          (2)  Corporate Transactions.  In the event of a dissolution or
               ----------------------
liquidation of the Company, any Purchase Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as
                                                        -----------------
of which date any Purchase Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Committee shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Purchase Period as provided in Section 10. For purposes of this Section 19, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 19); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

        The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

     19.  Amendment or Termination.
          ------------------------

          (1) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination of the Plan may affect options previously granted, provided that the Plan or a Purchase Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Purchase Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Purchase Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 19 and in this Section 20, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

          (2) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board or the Committee shall be entitled to change the Purchase Periods, limit the frequency and/or number of changes in the amount withheld during a Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion advisable which are consistent with the Plan.

     20.  Notices.
          -------

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions upon Issuance of Shares.
          ----------------------------------

     Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan; Effective Date.
          ----------------------------

     The Plan shall become effective upon the IPO Date. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20.

     23.  Additional Restrictions of Rule 16b-3.
          -------------------------------------

     The Company shall use reasonable efforts to ensure that the terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     24.  Committee Rules for Foreign Jurisdictions.
          -----------------------------------------

     The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

     The Committee may also adopt sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 5.1, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

                              *         *       *

                                 CHIPPAC, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN
                        FORM OF SUBSCRIPTION AGREEMENT

                                                             New Election ______
                                                        Change of Election______

1. I, ________________________, hereby elect to participate in the ChipPAC, Inc. 2000 Employee Stock Purchase Plan (the "Plan") for the Purchase Period
                                                  ----
     ______________, ____ to _______________, ____, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 15% of my Compensation during the Purchase Period. (Please note that no fractional percentages are permitted).

3. I elect to have these Contributions made through (choose one): ____ Payroll Deduction or ____ Lump Sum Payment.

4. In the event the payroll deduction option was selected, I hereby authorize payroll deductions from each paycheck during the Purchase Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account.

5. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Purchase Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

6. I understand that I may discontinue at any time prior to the Purchase Date of a Purchase Period my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can increase or decrease the rate of my Contributions on one occasion only with respect to any increase and one occasion only with respect to any decrease during any Purchase Period by completing and filing a new Subscription Agreement with [the Human Resources Manager/Employee Benefits Manager of my local payroll office] such increase or decrease taking effect as of the beginning of the calendar month following the date of filing of the new

     Subscription Agreement, if filed at least ten (10) business days prior to the beginning of such month. Further, I may change the rate of my Contributions for future Purchase Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Purchase Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Purchase Period.

7. I have received a copy of the complete "ChipPAC, Inc. 2000 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

8. Shares purchased for me under the Plan should be issued in my name or deposited into the following brokerage account in my name:

9. I understand that for United States income tax purposes if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Purchase Period during which I purchased such shares) I will be treated as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

     I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for United States federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

10. If I dispose of such shares at any time after expiration of the 2-year holding period, I understand that I will be treated for United States income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

     I understand that this tax summary is only a summary of United States tax laws and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

11. By completing this Subscription Agreement and participating in the Plan, I acknowledge that (i) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (ii) the grant of the right to purchase stock does not create any contractual or other right to receive future grants of purchase rights, or benefits in lieu of purchase rights; (iii) all determinations with respect to any such future purchase rights and stock purchases, including, but not limited to, the times when rights shall be granted, the purchase price, and the time or times when each right shall be exercisable, will be at the sole discretion of the Company; (iv) my participation in the Plan shall not create a right to further employment with my employer and shall not interfere with the ability of my employer to terminate my employment relationship at any time with or without cause; (v) my participation in the Plan is voluntary; (vi) the value of the purchase right is an extraordinary item of compensation which is outside the scope of my employment contract, if any; (vii) the purchase right is not part of normal or expected compensation for purposes of calculating any termination, severance, resignation, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (viii) the right to purchase stock ceases upon termination of employment for any reason except as may otherwise be explicitly provided in the Plan; (ix) the future value of the underlying shares purchased is unknown and cannot be predicted with certainty; and (x) the purchase right has been granted to me in my status as an employee of my employer, and can in no event be understood or interpreted to mean the Company is my employer or that I have an employment relationship with the Company.

12. The Company will assess its requirements regarding tax, social insurance and any other payroll tax ("tax-related items") withholding and reporting in connection with my purchase rights, including the grant of purchase rights, purchase of shares or sale of shares acquired under the Plan. These requirements may change from time to time as laws or interpretations change. Regardless of the Company's actions in this regard, I hereby acknowledge and agree that the ultimate liability for any and all tax-related items is and remains my responsibility and liability and that the Company (i) makes no representations nor undertakings regarding treatment of any tax-related items in connection with any aspect of my participation in the Plan, including the grant of purchase rights, purchase of shares, and the subsequent sale of shares; and (ii) does not commit to structure the terms of my grant or any aspect of my Plan participation to reduce or eliminate my liability regarding tax-related items.

13. As a condition of participating in the Plan, I consent to the collection, use, processing and transfer of personal data as described in this paragraph. I understand that the Company and its subsidiaries hold certain personal information about me, including my name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all purchase rights or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of managing and administering the Plan ("Data"). I further understand that the Company and/or its
            ----
     subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of my participation in the Plan, and that the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. I understand that these recipients may be located in the European Economic Area or elsewhere, such as in the United States. I authorize them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of stock on my behalf, to a broker or other third party with whom I may elect to deposit any shares of stock purchased under the Plan. I understand that I may, at any time, review Data, require any necessary amendments to it or withdraw the consent herein in writing by contracting my local human resources representative. Withdrawal of consent may, however, affect my ability to purchase shares or realize benefits from participating in the Plan.

14. I hereby agree to be bound by the terms of the Plan and this Subscription Agreement. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.


SIGNATURE:______________________________________________________________________

SOCIAL SECURITY #:______________________________________________________________

DATE: __________________________________________________________________________

                                 CHIPPAC, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL


        I, __________________________, hereby elect to withdraw my participation in the ChipPAC, Inc. 2000 Employee Stock Purchase Plan (the "Plan") for the Purchase Period that began on _________ ___, _____. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

        I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Purchase Period.

        The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new Subscription Agreement.



Dated: ________________________       _________________________________________
                                      Signature of Employee

                                                   _____________________________
                                                   Social Security Number